UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2012

Item 1. Report to Shareholders

Emerging Europe Fund	April 30, 2012

The views and opinions in this report were current as of April 30, 2012. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Emerging European stock markets were mixed in the six-month period ended April 30, 2012, as a sharp rebound in recent months pared earlier losses. In U.S. dollar terms, Turkish shares advanced about 7%, helped by some stabilization in the country’s current account deficit and the neighboring eurozone’s sovereign debt crisis. Russian stocks rose almost 3%, as gains stemming in part from elevated oil prices offset earlier losses. In Central Eastern Europe, the main markets were mixed amid concerns about debt and economic growth, both domestically and in the eurozone.

Your fund returned 5.78% in the last six months. As shown in the Performance Comparison table, the fund outperformed the MSCI Emerging Markets Europe Index by a solid margin. The fund’s relative performance was helped by good stock selection in Russia and Turkey. Strong performance from our holdings in Ukraine and Portugal-based Jeronimo Martins, a food company that owns a supermarket chain in Poland, also added value. In addition, low direct exposure to Poland, which was one of the weaker markets in our opportunity set, helped our results. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

PORTFOLIO REVIEW

Russia offers the best mix of investment ideas and stock valuations in emerging Europe
Russian stocks rose about 3% in dollar terms in the last six months, as shown in the Market Performance table on page 4, but this mild gain masked considerable volatility. The equity market and ruble tumbled in late 2011 following the outbreak of protests against the legislative election results. However, both rebounded sharply in the early months of 2012 as global risk aversion waned and Prime Minister Vladimir Putin promised to address some of the protesters’ concerns following his victory in the March presidential election. Russia has some of the world’s largest oil and gas reserves, so elevated oil prices also helped the market rebound.

Russia remains our largest country weighting (about 70% of assets at the end of April) and one of our largest overweights versus the MSCI index. This reflects our belief that the country currently offers the best combination of investment ideas and stock valuations throughout our investment universe. The Russian economy is expected to grow about 3% to 4% in 2012, making it one of the strongest in the region, and increasing consumption is being supported by wage and pension increases, lower inflation, and greater lending activity. Russian equities are trading at a considerable discount relative to their historical averages and relative to equities in many emerging and developed markets.

The market is dominated by energy companies, but we favor businesses in other sectors that are poised to benefit from the growth of a consumer economy. In the last six months, our investment in Sberbank of Russia—the portfolio’s largest holding, as shown on page 11—was the fund’s top contributor. The company has been producing solid earnings, impressive net loan growth, and strong return on equity, yet its valuation (as measured by price-to-book value and price-to-earnings ratios) remains very attractive. In fact, we believe it is one of the most attractive banks throughout the emerging markets universe. Another strong performer in the financials sector was homebuilder Etalon, which has benefited from a resurgent domestic construction market, particularly in and around Moscow. Internet company Mail.Ru, which offers social networking, instant messaging, mobile applications, and a variety of digital services, produced excellent returns amid brisk revenue growth. Among food retailers, which we believe can grow at double-digit rates for the next few years, Magnit advanced on the back of strong earnings and revenue growth, recovering from some weakness in the second half of our previous fiscal year. We like the company’s long-term growth prospects and have high regard for the quality of the management. Our other Russian food retailer, X5 Retail Group, remained under pressure in the last six months as management changes and the integration of some acquisitions in 2011 have been disruptive to the business. However, we believe that the company’s new management team is committed to strengthening the company and improving operating efficiency and logistics.

Although we are underweighting Russian energy companies, we favor natural gas companies over oil firms, and our positions in Rosneft, Gazprom, and Novatek are among the largest holdings in the portfolio. Rosneft and Gazprom were little changed in the last six months, but our investment in Novatek fell sharply. As our reporting period ended, the Ministry of Finance approved an increase in a mineral extraction tax over the next three years that will reduce this independent natural gas producer’s earnings. With the company transitioning from an exporter of gas condensate to an exporter of oil product over the next few years, we are conducting further research to see if this tax increase will have longer-lasting effects. On the plus side, our investment in Eurasia Drilling, the largest independent drilling company in Russia, performed quite well in the last six months, rebounding from disappointing performance in our previous fiscal year. Industry fundamentals are robust, and the company is beginning to benefit from higher prices for its services given the increase in drilling demand from oil producers and a tightening rig market.

Russia is rich in natural resources other than energy commodities, so we also have investments in materials companies, including some high-quality metals and mining companies with low production costs. Unfortunately, the environment for materials stocks in the last six months was disappointing amid concerns that slowing global economic growth would lead to weaker demand for natural resources. Steel manufacturers Magnitogorsk Iron & Steel Works and Novolipetsk Steel struggled in the tough operating environment of the last six months, and we trimmed our positions on caution. We have greater conviction in gold and silver mining company Polymetal International, which has a strong growth profile, an excellent management team, and good corporate governance. Shares slumped, however, as precious metals prices backed away from last year’s highs. We also favor Uralkali, a maker of potash, a chemical used in fertilizer. Its six-month performance was disappointing, as elevated inventory in emerging markets weighed on potash and share prices. However, the company is continuing to expand production capacity, its free cash flow remains strong, and it is likely to benefit over time from rising potash prices as a growing global population drives increased food demand.

We continue to seek opportunities among trade-related transportation and infrastructure companies that should benefit from growth in consumer spending and imports and, over the next five years, infrastructure spending of up to $120 billion. One of the fund’s top contributors in the last six months was Globaltrans Investment, Russia’s largest privately owned rail freight operator. The company transports cargo for many materials and energy companies, and shares benefited from good earnings and revenues. In addition, Globaltrans recently was able to raise its tariffs more than expected, thanks to a combination of healthy demand and customers wanting reliable service. Another strong performer was Mostotrest, the largest player in the Russian transport infrastructure construction market, which reported better-than-expected revenues due to faster execution of new projects. On the other hand, returns for Global Ports Investment, the largest maritime container terminal operator in Russia, were lackluster. However, we believe the company will benefit over time from the evolution of the maritime container market and increased trade.

Ukraine and Kazakhstan offer attractive investment opportunities
Markets in these former Soviet republics went in opposite directions in the last six months. Ukrainian shares dropped more than 16%, in part because of concerns that the currency, which the central bank has tried to stabilize with a significant amount of its foreign exchange reserves, may be devalued later this year—possibly after parliamentary elections in October. Stocks in Kazakhstan climbed more than 16% amid elevated oil prices and a continued recovery in its banking system. While these peripheral countries are not represented in our benchmark, we find that there are attractive investment opportunities in these countries.

Ukraine’s economy remains highly dependent on demand for its steel and agricultural products, so worries about weaker global growth weighed on the market during our reporting period, as did concerns about its sovereign debt. Shares of vertically integrated iron ore company Ferrexpo declined in the last six months, hurt by lower selling prices and higher production costs. However, poultry and meat processing company MHP produced strong returns on the back of higher poultry prices. The company is experiencing strong export demand from emerging markets in Africa, the Middle East, and other former Soviet nations and plans to expand its production capacity and double its net exports in the years ahead.

Kazakhstan is rich in natural resources and relies greatly on oil exports. The economy has benefited from elevated oil prices, expanding more than 7% last year and likely to grow about 6% in 2012. The country’s fiscal situation is quite favorable: It maintains a trade surplus and has been increasing its foreign exchange reserves. The banking sector, which has experienced significant restructuring since the 2008 financial crisis, is a beneficiary of the strong economy, and our investment in Halyk Savings Bank added some value. Halyk is one of the strongest banks in Kazakhstan, and we believe it is well positioned to take market share from others. On the other hand, shares of copper producer Kazakhmys declined amid continued weakness in the physical copper market and negative demand indicators out of China.

Turkey offers companies that can benefit from higher consumption over time
Turkish stocks climbed almost 7% in U.S. dollar terms in the first half of our fiscal year. The market benefited from reduced risk aversion stemming from the apparent stabilization of the European sovereign debt crisis after the European Central Bank extended more than €1 trillion in cheap three-year loans to European banks to help them purchase government debt. Turkish economic growth slowed throughout 2011 due in part to the central bank’s tight but unorthodox and unpredictable monetary policy, which is attempting to simultaneously control growth, inflation, and the foreign exchange value of the lira. Inflation remains high but is expected to moderate later this year. Another macroeconomic positive is that the country’s current account deficit has stopped widening, but the elevated price of oil—a major import—is providing no relief.

Turkish banks remain our core holdings in the country. We believe they are well capitalized and well managed, and the country’s strong demographics augur well for their future growth. Unfortunately, their performance in 2011 was hurt by the central bank’s tighter reserve requirements that curtailed their loan growth. However, their performance in 2012 has improved, and state-controlled Turkiye Halk Bankasi was one of our largest contributors in the last six months. This is currently our favorite Turkish bank because of its attractive valuation and above-average growth. Turkiye Garanti Bankasi was less robust, but we like its strong return on equity and believe it is the best managed bank in the sector. We also have a small position in Yapi ve Kredi Bankasi, a large private sector bank with a strong credit card business.

Our other Turkish holdings are companies that we believe will benefit from increasing consumption over time. BIM Birlesik Magazalar, a discount food retailer with solid revenue growth, an attractive business model, and high-quality management, was one of our best contributors. The company recently reported accelerating revenue growth and is planning to expand into Egypt starting in 2013. Bizim Toptan Satis Magazalari, a leading cash-and-carry wholesale retailer, produced milder gains. The company recently reported that it had 12% sales growth in the first quarter, which was a little disappointing given the harsh winter and the lack of new store openings. We believe the company is capable of achieving faster growth. Automaker Tofas Turk Otomobil Fabrikasi also produced mild gains. The company has reported lower sales in 2012 relative to a very strong 2011, and we trimmed our position following a strong rally in the early part of 2012 in favor of more attractive opportunities elsewhere. In January, we added TAV Havalimanlari Holding, the largest airport operator in Turkey, to the portfolio. The company is growing quickly and should benefit from the expansion of the Turkish Airlines fleet. In addition, Aeroports de Paris recently announced that it was purchasing a 38% stake in the company.

Low exposure to Central Eastern Europe is based on caution and weak macro fundamentals
The primary markets of Central Eastern Europe were mixed in the last six months. In dollar terms, Polish shares dropped almost 6%, while Czech shares fell more than 4%. Hungarian shares climbed about 7%, though the country continues to struggle with high debt levels and a low growth outlook. All three markets have fallen between 20% and 40% over the last year.

We remain cautious on the region and have very little exposure to these countries because macroeconomic fundamentals are still relatively weak. We do not own any stocks in Hungary. In the Czech Republic, we hold only one stock, Komercni Banka, which fell slightly in our reporting period. The bank recently paid a lower-than-expected dividend, and its outlook for 2012 is unexciting. In Poland, we believe there is some intermediate-term growth potential, in part because its economy is less dependent on exports to the eurozone than its neighbors, but stock valuations appear to be high on a relative basis. We sold our position in shoe retailer Ng2—a well-managed company but a difficult business—in favor of other opportunities. We also trimmed our position in PKO Bank Polski. While it has an attractive valuation compared with some of its peers, the stock is being held back by the government’s intention to privatize an additional 10% to 15% of the bank in the near term. Our remaining holding with exposure to Poland is Portugal-based Jeronimo Martins, mentioned earlier. The company produced gains in the last six months, though weakness in Portugal and a large number of store openings in Poland are weighing on its profit margins. We trimmed our position slightly but believe that the company has a good 2012 outlook, with double-digit growth expected.

OUTLOOK

In recent months, positive U.S. economic data and reduced concerns about the European sovereign debt crisis have prompted investors to seek higher returns from emerging markets. However, the crisis has not been resolved, and it is likely to weigh on emerging Europe for some time. While we remain optimistic about the prospects for the region over the long term, we expect markets to remain volatile—particularly countries like the Czech Republic and Hungary, which have strong economic ties to the eurozone—as developed European economies work their way through a period of fiscal austerity. Nevertheless, we remain focused on emerging European companies that have strong balance sheets, low leverage, sustainable growth, and attractive valuations.

In Russia, while the reelection of Putin as president has reduced concerns of political instability, we continue to monitor the situation closely. Market-friendly reforms are needed to raise the country’s growth rate, reduce its exposure to volatile oil prices, and make it more attractive to investors. While the Russian government’s budget depends even more on oil—partly due to the increasing infrastructure spending—elevated oil prices should help the government’s efforts to balance its budget. Equity valuations are attractive, but the oil and gas sector is less so given uncertainties with tax policy.

Although we believe Turkey has favorable long-term prospects, it continues to face macro headwinds. The country depends greatly on external financing of its trade deficit, so it is vulnerable to financial shocks elsewhere that trigger global risk aversion and cash outflows. Given the central bank’s unusual monetary policy, there is a risk that the economy will slow too much this year and experience a hard landing. We may look to increase exposure here if inflation starts to peak, the current account deficit starts to narrow, and eurozone economic data improve.

In closing, we would like to remind our investors, particularly newer investors, that this fund has a high risk/return profile. Because of its narrow geographic focus and relatively small number of holdings, this fund can be extremely volatile and should only represent a small portion of a long-term investor’s well-diversified portfolio.

Thank you for your confidence in T. Rowe Price.

Respectfully submitted,

S. Leigh Innes
Portfolio manager

May 21, 2012

The portfolio manager has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country, limited geographic region, or emerging markets tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

MSCI Emerging Markets Europe Index: An index that tracks the performance of stocks in several emerging European markets.

Price/book value ratio: A valuation measure that compares a stock’s market price with its book value; i.e., the company’s net worth divided by the number of outstanding shares.

Price-to-earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its reported earnings per share. The ratio is a measure of how much investors are willing to pay for the company’s earnings.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 4/30/12
Sberbank of Russia, Russia	11.5%
Gazprom, Russia	8.9
Novatek, Russia	5.2
Rosneft, Russia	4.4
Magnit, Russia	4.1
Globaltrans Investment, Russia	4.0
BIM Birlesik Magazalar, Turkey	4.0
MHP, Ukraine	3.9
Turkiye Halk Bankasi, Turkey	3.8
Mail.Ru, Russia	3.7
Eurasia Drilling, Russia	3.4
X5 Retail Group, Russia	3.4
Uralkali, Russia	3.0
Turkiye Garanti Bankasi, Turkey	2.9
CTC Media, Russia	2.5
Jeronimo Martins, Portugal	2.5
Polymetal International, Russia	2.4
Pharmstandard, Russia	2.1
Bank of Georgia, Georgia	2.1
Etalon, Russia	1.8
Yapi ve Kredi Bankasi, Turkey	1.7
Global Ports Investment, Russia	1.6
Mostotrest, Russia	1.5
Bank Saint Petersburg, Russia	1.3
Magnitogorsk Iron & Steel Works, Russia	1.3
Total	87.0%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	Value
CZECH REPUBLIC 0.8%		
Common Stocks 0.8%		
Komercni Banka	21,577	3,968
Total Czech Republic (Cost $4,452)		3,968
GEORGIA 2.1%		
Common Stocks 2.1%		
Bank of Georgia Holdings (GBP) (1)	562,614	9,861
Total Georgia (Cost $10,148)		9,861
KAZAKHSTAN 2.3%		
Common Stocks 2.3%		
Halyk Savings Bank, GDR (USD) (1)	800,803	5,405
Kazakhmys (GBP)	369,526	5,164
Kazakhstan Kagazy, GDR (USD) (1)(2)	3,273,950	327
Total Kazakhstan (Cost $27,339)		10,896
POLAND 1.2%		
Common Stocks 1.2%		
PKO Bank Polski	523,185	5,608
Total Poland (Cost $8,360)		5,608
PORTUGAL 2.5%		
Common Stocks 2.5%		
Jeronimo Martins	617,058	11,558
Total Portugal (Cost $2,447)		11,558
RUSSIA 69.4%		
Common Stocks 68.8%		
Bank Saint Petersburg (USD)	1,485,900	3,542

Cherkizovo Group, GDR (USD) (1)	442,508	5,775
CTC Media (USD)	1,104,383	11,961
Etalon, GDR (USD) (1)	1,280,100	8,487
Eurasia Drilling, GDR (USD)	563,510	16,060
Gazprom, ADR (USD)	3,624,591	41,828
Global Ports Investment, GDR (USD)	513,193	7,636
Globaltrans Investment, GDR (USD)	972,724	19,046
Kuzbasskaya Toplivnaya Kompaniya (USD)	838,800	4,827
Magnit	364	46
Magnit (USD)	107,957	13,600
Magnit, GDR (USD)	189,150	5,538
Magnitogorsk Iron & Steel Works, GDR (USD)	1,137,226	6,005
Mail.Ru, GDR (USD) (1)	403,424	17,448
Mostotrest (USD) (1)	993,652	7,037
Novatek, GDR (USD)	192,272	24,438
Novolipetsk Steel, GDR (USD)	226,281	4,888
Pharmstandard, GDR (USD) (1)	302,425	5,292
Pharmstandard, GDR (USD) (1)(2)	264,528	4,629
Polymetal International (GBP) (1)	774,868	11,506
Rosneft, GDR (USD) (1)	2,875,735	20,518
Sberbank of Russia, ADR (USD)	4,176,597	54,087
Uralkali, GDR (USD)	366,924	13,888
X5 Retail Group, GDR (USD) (1)	629,281	15,908
		323,990
Convertible Preferred Stock 0.6%		
Bank Saint Petersburg (USD)	939,200	2,598
		2,598
Total Russia (Cost $225,299)		326,588
TURKEY 15.2%		
Common Stocks 15.2%		
BIM Birlesik Magazalar	448,590	18,710

Bizim Toptan Satis Magazalari	395,919	5,816
TAV Havalimanlari Holding (1)	1,012,446	5,327
Tofas Turk Otomobil Fabrikasi	487,047	2,157
Turkiye Garanti Bankasi (1)	3,742,929	13,768
Turkiye Halk Bankasi	2,581,393	18,079
Yapi ve Kredi Bankasi (1)	4,206,343	7,784
Total Turkey (Cost $45,741)		71,641

UKRAINE 5.0%

Common Stocks 5.0%

Ferrexpo (GBP)	1,137,654	5,395
MHP, GDR (USD) (1)	1,341,904	18,384
Total Ukraine (Cost $23,639)		23,779

SHORT-TERM INVESTMENTS 1.3%

Money Market Funds 1.3%

T. Rowe Price Reserve Investment Fund, 0.10% (3)(4)	5,998,814	5,999
Total Short-Term Investments (Cost $5,999)		5,999

Total Investments in Securities	
99.8% of Net Assets (Cost $353,424)	**$ 469,898**

‡ Country classifications are generally based on MSCI categories or another unaffiliated third party data provider; securities are denominated in the currency of the country presented unless otherwise noted.
(1) Non-income producing
(2) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $4,956 and represents 1.1% of net assets.
(3) Seven-day yield
(4) Affiliated Companies
ADR American Depository Receipts
GBP British Pound
GDR Global Depository Receipts
USD U.S. Dollar

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The T. Rowe Price Emerging Europe Fund (the fund), formerly the T. Rowe Price Emerging Europe & Mediterranean Fund, is a diversified, open-end management investment company established by the corporation. The fund commenced operations on August 31, 2000. Pursuant to shareholder approval, effective March 1, 2012, the fund’s investment objective was modified to remove reference to the Mediterranean region; the fund seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in the emerging market countries of Europe.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Pronouncements In May 2011, the Financial Accounting Standards Board (FASB) issued amended guidance to align fair value measurement and disclosure requirements in U.S. GAAP with International Financial Reporting Standards. The guidance is effective for fiscal years and interim periods beginning on or after December 15, 2011. Adoption will have no effect on net assets or results of operations.

In December 2011, the FASB issued amended guidance to enhance disclosure for offsetting assets and liabilities. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013; adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices. Additionally, trading in the underlying securities of the fund may take place in various foreign markets on certain days when the fund is not open for business and does not calculate a net asset value. As a result, net asset values may be significantly affected on days when shareholders cannot make transactions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on April 30, 2012:

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At April 30, 2012, approximately 96% of the fund’s net assets were invested, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in emerging markets, securities issued by governments of emerging market countries, and/or securities denominated in or linked to the currencies of emerging market countries. Emerging market securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic, and social uncertainty, and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Depository Receipts The fund may invest in American Depository Receipts (ADRs), Global Depository Receipts (GDRs), and other depository receipts, which are certificates issued by U.S. and international banks that represent ownership of foreign securities held by the issuing bank. Depository Receipts are transferable, trade on established markets, and entitle the holder to all dividends paid by the underlying foreign security. Issuing banks generally charge a security administration fee.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $11,795,000 and $61,759,000, respectively, for the six months ended April 30, 2012.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

As a result of the Regulated Investment Company Modernization Act of 2010, net capital losses realized on or after November 1, 2011 (effective date) may be carried forward indefinitely to offset future realized capital gains; however, post-effective losses must be used before pre-effective capital loss carryforwards with expiration dates. Accordingly, it is possible that all or a portion of the fund’s pre-effective capital loss carryforwards could expire unused. The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of October 31, 2011, the fund had $215,580,000 of available capital loss carryforwards, which expire as follows: $207,631,000 in fiscal 2017 and $7,949,000 in fiscal 2018.

At April 30, 2012, the cost of investments for federal income tax purposes was $358,055,000. Net unrealized gain aggregated $111,843,000 at period-end, of which $168,183,000 related to appreciated investments and $56,340,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Acquisition of certain foreign currencies related to security transactions are also subject to tax. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At April 30, 2012, the fund had no deferred tax liability attributable to foreign securities and no foreign capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a subadvisory agreement with T. Rowe Price International Ltd, a wholly owned subsidiary of Price Associates, to provide investment advisory services to the fund; the subadvisory agreement provides that Price Associates may pay the subadvisor up to 60% of the management fee that Price Associates receives from the fund. The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.75% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2012, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended April 30, 2012, expenses incurred pursuant to these service agreements were $60,000 for Price Associates; $281,000 for T. Rowe Price Services, Inc.; and $14,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended April 30, 2012, the fund was allocated $5,000 of Spectrum Funds’ expenses, of which $3,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. At April 30, 2012, approximately 2% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 6, 2012, the fund’s Board of Directors (Board) unanimously approved the continuation of the investment advisory agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). The Board also unanimously approved the continuation of the investment subadvisory agreement (Subadvisory Contract) that the Advisor has entered into with T. Rowe Price International Ltd (Subadvisor) on behalf of the fund. The Board considered a variety of factors in connection with its review of the Advisory Contract and Subadvisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor and Subadvisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor and Subadvisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, accounting, and administrative services; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s and Subadvisor’s senior management teams and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor and Subadvisor.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the three-month and 1-, 3-, 5-, and 10-year periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. This information, combined with the Board’s ongoing review of investment results and factoring in the relative market conditions during certain of the performance periods, indicated that in the Board’s view the fund’s results for certain time periods were less than satisfactory. The Advisor provided its assessment of the fund’s investment results and outlook, and the Board concluded that it was satisfied with the Advisor’s response.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates, including the Subadvisor) may have realized from its relationship with the fund, including research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor and Subadvisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the gross profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. Under the Subadvisory Contract, the Advisor may pay the Subadvisor up to 60% of the advisory fee that the Advisor receives from the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was at or below the median for comparable funds. The information also indicated that the fund’s total expense ratio was above the median for certain groups of comparable funds but below the median for other groups of comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients that illustrated how the requirements and economies of the institutional business are fundamentally different from those of the mutual fund business. The information showed that the Advisor’s responsibilities for its institutional account business are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it advises and that the Advisor performs significant additional services and assumes greater risk for the fund and other T. Rowe Price mutual funds than it does for institutional account clients. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Advisory Contract were reasonable.

Approval of the Advisory Contract and Subadvisory Contract
As noted, the Board approved the continuation of the Advisory Contract and Subadvisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board was assisted by the advice of independent legal counsel and concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract and Subadvisory Contract (including the fees to be charged for services thereunder).

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 14, 2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 14, 2012

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date June 14, 2012